Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
(21)	Subsequent Events
In accordance with authoritative guidance, the Company has evaluated and disclosed all material subsequent events that occurred after the balance sheet date, but before financial statements were issued.
In April 2011, the Company issued $500 million of 6 3/8% unsecured senior notes due 2019. Costs associated with the issuance of these notes were approximately $9.6 million and were capitalized and will be amortized over the term of the 6 3/8% senior notes. The indenture governing the 6 3/8% senior notes requires semi-annual interest payments on May 1st and November 1st of each year through the maturity date of May 1, 2019. The indenture contains certain covenants that, among other things, limit the Company from incurring additional debt, repurchasing capital stock, paying dividends or making other distributions, incurring liens, conducting asset sales and engaging in affiliate transactions.
In October 2011, the Company entered into an Agreement and Plan of Merger by and among the Company, its indirect, wholly-owned subsidiary, SPN Fairway Acquisition, Inc. (“Merger Sub”), and Complete Production Services, Inc. (“Complete”), pursuant to which Complete will merge with and into Merger Sub, with Merger Sub continuing as the surviving company. Pursuant to the merger agreement, each share of Complete common stock issued and outstanding immediately prior to the effective time of the merger will be converted automatically into the right to receive 0.945 of a share of the Company’s common stock and $7.00 in cash.
On October 17, 2011, the Company issued notice to the holders of all of the outstanding 1.50% senior exchangeable notes of its intent to redeem them on December 15, 2011.